POWER OF ATTORNEY
	Know all by these presents, that the undersigned hereby authorizes each of Susan C. Miller, Vikas Arora, and Barbara M. Bartoletti of Avery Dennison Corporation,
to execute for and on behalf of the undersigned, in the undersigned?s capacity as an officer and/or director of the Company, Forms 3, 4 and 5, and any amendments thereto, relating to the undersigned?s beneficial ownership of securities in the Company and cause such form(s) to be filed with the United States Securities and Exchange Commission pursuant to Section 16(a) of the Securities Act of 1934, as amended.  The undersigned hereby grants to
each such attorney-in-fact full power and authority to do
and perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the exercise
of any of the rights and powers herein granted, as fully
to all intents and purposes as the undersigned might or
could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned?s responsibilities to
comply with Section 16 of the Exchange Act.
	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned?s holdings of, and transactions in, securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-
fact.
	In witness whereof, the undersigned has executed this Power of Attorney on this 6th day of December, 2012
/s/ Anthony K. Anderson






by the undersigned in a
signed writing delivered to the foregoing attorneys-in-
fact.
	In witness whereof, the undersigned has executed this
Power of Attorney on this 6th day of December, 2012
/s/ Anthony K. Anderson